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                                                               EXHIBIT 23.3

                 HAMILTON, BROOK, SMITH & REYNOLDS, P.C.
          TWO MILITIA DRIVE, LEXINGTON, MASSACHUSETTS 02173-4799
           TELEPHONE: (617) 861-6240 FACSIMILE: (617) 861-9540
       CONSENT OF SPECIAL COUNSEL FOR CUBIST PHARMACEUTICALS, INC.

  We hereby consent to the reference to our name, and to the statements with respect to us, in Cubist Pharmaceuticals, Inc.'s Registration Statement on Form S-1 and the Prospectus relating thereto under the caption "Experts".

                                      HAMILTON, BROOK, SMITH & REYNOLDS, P.C.
                                      BY: /S/ DAVID E. BROOK

Dated:  October 18, 1996